UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  April 2, 2001
                Date of Report (Date of earliest event reported)

                           FOSTER WHEELER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

        New York                       1-286-2                   13-1855904
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                            Perryville Corporate Park
                              Service Road East 173
                            Clinton, N.J. 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.  Other Events

          On April 2, 2001, Foster Wheeler Corporation reached an agreement relating to the retirement and compensation of Richard J. Swift, its Chairman, President and Chief Executive Officer, a copy of which is annexed hereto as
Exhibit 10.1.

         On April 2, 2001, Foster Wheeler Corporation issued a press release, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements:

                  None.

(b)      Pro Forma Financial Information:

                  None.

(c)      Exhibits:

                  10.1  Retirement and Consulting Agreement of Richard J. Swift.

                  99.1  Press Release dated April 2, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOSTER WHEELER CORPORATION


DATE:  April 5, 2001                      By:  /s/ Thomas R. O'Brien
                                             ---------------------------------
                                             Thomas R. O'Brien
                                             General Counsel and Senior
                                               Vice President Corporate Affairs